SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 24, 2009

Bryn Mawr Bank Corporation

(Exact Name of Registrant as specified in its charter)

Pennsylvania	0-15261	23-2434506
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

801 Lancaster Avenue, Bryn Mawr, PA 19010

Registrant’s telephone number, including area code: 610-525-1700

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 3, 2009, Bryn Mawr Bank Corporation (the “Corporation”) announced that it had entered into an Agreement and Plan of Merger with First Keystone Financial, Inc (“FKF”). In connection with the announcement, the Corporation furnished an 8-K as of November 4, 2009, which attached, among other things, a slide presentation setting forth information that was discussed on the Corporation’s November 4, 2009 conference call and posted to the Corporation’s website, www.bmtc.com. The Corporation now intends to update the slide presentation to include its third quarter 2009 earnings information, and is therefore furnishing an updated slide presentation attached hereto as Exhibit 99.1 and incorporated herein by reference.

The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities under that Section. Furthermore, such information, including the exhibit attached hereto, shall not be deemed incorporated by reference into any of the Corporation’s reports or filings with the Securities and Exchange Commission, whether made before or after the date hereof, except as expressly set forth by specific reference in such report or filing. The information in this Current Report on Form 8-K, including the exhibit attached hereto, shall not be deemed an admission as to the materiality of any information in this report on Form 8-K that is required to be disclosed solely to satisfy the requirements of Regulation FD. The information on the Corporation’s website is not a part of this Current Report on Form 8-K.

The Corporation will file with the SEC a Registration Statement on Form S-4 concerning the proposed merger of FKF into the Corporation (the “Merger”). The Registration Statement will include a prospectus for the offer and sale of the Corporation’s Common Shares to FKF shareholders as well as a proxy statement of FKF for the solicitation of proxies from its shareholders for use at the meeting at which the Merger will be voted upon. The combined prospectus and proxy statement and other documents filed by the Corporation with the SEC will contain important information about the Corporation, FKF, and the Merger. We urge investors and FKF shareholders to read carefully the combined prospectus and proxy statement and other documents filed with the SEC, including any amendments or supplements also filed with the SEC. FKF shareholders in particular should read the combined prospectus and proxy statement carefully before making a decision concerning the Merger. Investors and shareholders will be able to obtain a free copy of the combined prospectus and proxy statement – along with other filings containing information about the Corporation – at the SEC’s website at http://www.sec.gov. Copies of the combined prospectus and proxy statement, and the filings with the SEC incorporated by reference in the combined prospectus and proxy statement, can also be obtained free of charge by directing a request to Bryn Mawr Bank Corporation, 801 Lancaster Avenue, Bryn Mawr, PA 19010, attention Robert Ricciardi, Secretary, telephone (610) 526-2059.

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale is unlawful before registration or qualification of the securities under the securities laws of the jurisdiction. No offer of securities shall be made except by means of a prospectus satisfying the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 8.01.	Other Events.

The information set forth in Item 7.01 of this Current Report on Form 8-K is incorporated in this Item 8.01 by reference.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

99.1	—	Updated Slide Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRYN MAWR BANK CORPORATION

By:	/S/ FREDERICK C. PETERS II
Frederick C. Peters II, Chairman
and Chief Executive Officer

Date: November 24, 2009

EXHIBIT INDEX

99.1	—	Updated Slide Presentation